Exhibit No. 32.1
SMSA Gainesville Acquisition Corp.
File No. 0-53803
Form 10-Q
Quarter ended September 30, 2010

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of SMSA Gainesville Acquisition Corp. (the “Company”) on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Interrante, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2010	By: /s/ Paul Interrante
Paul Interrante
Chief Executive Officer
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SMSA Gainesville Acquisition Corp. and will be retained by SMSA Gainesville Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.